SHAREHOLDER AGREEMENT

         THIS AGREEMENT, made and entered into this 29th day of June, 1993, by and among COMPENSATION BENEFITS, INC., a Florida corporation, (the "Corporation") and SAM A. STEPHENS, DALE E. HANSON, and ALAN N. DUGGAN ("Shareholders").

         WHEREAS, SAM A. STEPHENS, ("STEPHENS") prior to the execution of this Agreement, has been the sole and 100% Shareholder of the issued and outstanding stock of the corporation; and

         WHEREAS, simultaneously with the execution of this Agreement, STEPHENS will vote to cause the corporation to issue on or about January 1, 1994 from its authorized but previously unissued stock certain shares of stock to the Shareholders; upon such issuance, effective on or about January 1, 1994, the Shareholders will own all of the issued and outstanding shares of the Corporation's common stock in the following percentages:

         (a)      SAM A. STEPHENS        375 shares                 (75%)
         (b)      DALE E. HANSON         100 shares                 (20%)
         (c)      ALAN N. DUGGAN          25 shares                 (5%)

The value of the above shares to be transferred to the Shareholders as of January 1, 1994 shall be the "book value" of such shares as of the end of the fiscal year ending June 30, 1993 in accordance with the audited financial statements of the Corporation.

         WHEREAS, STEPHENS, the Corporation and Shareholders desire to assure and provide continuity in the management of the Corporation; and

         WHEREAS, to that end the Shareholders and the Corporation have decided to make certain agreements, among other things, to arrange for the sale and purchase, in the manner and to the extent set forth, of all the stock owned by a Shareholder in the Corporation upon his death, disability or termination of employment and to provide prior opportunities to purchase the interest of a Shareholder in the Corporation if said Shareholder desires to sell, transfer, encumber or dispose of said interest during his lifetime;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, each of the Shareholders hereby binds himself and his heirs, executors, administrators and assigns and the Corporation hereby binds itself and its successors, and they agree as follows:

         1. TERMINATION OF EMPLOYMENT OF SHAREHOLDER OR EARLY WITHDRAWAL.

                  (a) The value of the shares of stock of the Corporation transferred to the Shareholders on or about January 1, 1994, as set forth in the Recitals above, shall be the "book value" of the such shares as of the end of the fiscal year ending June 30, 1993 in accordance with the audited financial statements of the Corporation.

                  (b) In the event that any shareholder shall voluntarily elect to terminate his employment with the corporation and to withdraw from the corporation, or in the event that the corporation shall (i) by vote of the majority of the Board of Directors and (ii) ratified by the owner(s) and holder(s) of a majority of the total issued and outstanding shares of stock, to terminate the relationship of a particular Stockholder as an employee, officer, and shareholder of the Corporation and to repurchase the shares of stock owned by such Shareholder, the Corporation shall have and is hereby granted an option to repurchase the shares of stock of any such Shareholder as hereinafter set forth in this Section 1.

                           (1) Until this Agreement is terminated by the written
consent of all parties hereto, the Corporation shall continue to have an option and right to re-purchase the stock of a withdrawing or terminated Shareholder in accordance with the terms and provisions of this Section. If the Corporation shall exercise its option to repurchase such Shareholder's stock at any time, the purchase price of such stock shall be at the "book value" of such stock for the previous fiscal year as reflected in the audited financial statements of the Corporation. Further, at the option of the Corporation, such repurchase amount, shall be payable, in quarterly installments, over a five (5) year period, plus interest at Wall Street Journal prime rate.

                           (2) Once a shareholder's shares are repurchased under
the terms and provisions of this agreement such shareholder shall have no further rights under this agreement or as a shareholder or employee of the corporation or otherwise relating to the corporation.

                  (c) In the event of a repurchase by the Corporation of a withdrawing or terminated Shareholder's stock in the Corporation as set forth in subparagraphs (b) (1) and (2) of this Section 1, such stock shall be held as treasury stock and, if re-issued by the Corporation shall be first offered to the remaining Shareholders in the same relative percentages as such Shareholders held while the shares were held as treasury stock, unless: (1) by vote of the majority of the Board of Directors, and (2) ratified by the owner(s) and holder(s) of a majority of the total issued and outstanding shares of stock, such shares are to be transferred to another employee of the corporation who, by such vote, is deemed to be a valued employee of the corporation.

         2. DEATH OR DISABILITY OF A SHAREHOLDER.

         The parties anticipate the possibility of purchasing life and/or disability insurance for the purposes of funding a repurchase of a Shareholder's stock upon death or disability. In such event, the parties hereto will enter into an addendum to be attached to this agreement. If such insurance-funded repurchase addendum has not been executed by the parties, then the provisions of
Section 1 of this agreement shall apply in the event of death; provided, however, that the owner(s) of a majority of the issued and outstanding stock (including the personal representative, trustee, or other legal representative of a deceased shareholder at such time) may vote, by simple majority, to waive such right of repurchase by and on behalf of the Corporation.

         3. RESTRICTIONS ON SALE OF STOCK DURING LIFETIME.

                  (a) Except as set forth herein, no Shareholder shall sell, transfer, encumber, or make any other disposition of his stock, whether such disposition is voluntary or involuntary until such Shareholder shall give notice to the Corporation of any such proposed sale, transfer, encumbrance, or disposition. Regardless of the proposed sale price, the Corporation shall have the absolute right of first refusal and option to repurchase such shares of stock of such Shareholder in accordance with the same terms and provisions and for the same price set forth in Section 1 of this Agreement.

                  (b) However, notwithstanding the foregoing restrictions on the sale of stock as set forth in subparagraph (a) above, in the event that any Shareholder owning a majority of the issued and outstanding shares of stock of the Corporation shall propose to sell or transfer his shares of stock and ownership interest in the Corporation in a good faith "arms-length" transaction with a prospective purchaser, he shall be free to do so and shall be unrestricted by the terms and provisions of this Agreement (subject, however, to subsection (b) below), so long as he shall offer to purchase (or to have purchased by such prospective purchaser) the remaining Shareholders' shares of stock at the same per share price and in accordance with the same terms as those offered to such majority Shareholder in such transaction. The remaining Shareholders shall not then be obligated to sell their shares to such third party purchaser, and instead, may elect to retain their shares notwithstanding the sale of stock by the majority Shareholder, in which event the remaining Shareholders shall remain minority shareholders after such sale and the majority Shareholder shall be authorized to proceed with such sale free of any restrictions.

                  (c) In the event that a majority Shareholder shall receive a proposal to purchase his shares of stock from a prospective purchaser in a proposed "arms-length" transaction, as set forth in the preceding subparagraph
(b), he shall, before formally agreeing to such proposal, offer his shares of stock to the remaining Shareholders under the same terms and provisions and same price as that set forth in such proposal. The remaining Shareholders shall have a period of thirty (30) days to exercise such option to purchase all such shares and, in addition, to actually close and fund the transaction and to pay the purchase price in accordance with the same terms and provisions of such proposal and within the same time period. If the remaining Shareholders shall fail to agree in writing to repurchase and to actually complete such repurchase of such shares within said thirty (30) day period, the majority Shareholder shall be free, in all respects and without further limitation, to dispose of his shares in accordance with the terms and provisions of such third party offer; provided, however, as set forth in (b) above, that the remaining Shareholders' shares of stock shall, at their option, also be purchased for the same price and in accordance with the same terms as such proposal.

                  (d) In the event that the entity which is currently known as the Florida Air Conditioning Contractors Association-Self Insurers Fund ("FACCA-SIF") (or the Trustees or participants thereof) shall elect to form or organize a worker's compensation insurance company as a successor entity to FACCA-SIF, then, and in such event, the corporation, by vote of the holders of a majority in interest of the issued and outstanding shares of stock of the corporation, shall be authorized to agree to and the remaining Shareholders shall hereby be deemed to have consented to the following:

                  (i) To exchange the service company contract or other assets of the corporation for stock or for an ownership interest in the successor insurance company, or for other considerations; or

                  (ii)  To  merge  or  to  exchange   shares  of  stock  in  the
corporation for shares of stock in the successor insurance company; or

                  (iii) To enter into any other form of agreement whatsoever with the successor insurance company or otherwise or to take any other corporate action, the purpose of which is, in substance, to transfer or release, in exchange for consideration, the corporation's right to act as the service company for and on behalf of FACCA-SIF or the successor insurance company.

                  As set forth above, the vote by the corporation to accomplish any of the foregoing purposes shall be by simple majority in interest of the holders of the issued and outstanding shares of stock in the corporation, provided, however, that in the event that the corporation shall, by such majority vote, agree to any of the foregoing, the consideration received therefor shall be divided among the shareholders in the same percentage as the relative percentages of ownership of the issued and outstanding shares of stock in the corporation (currently 75% Stephens, 20% Hanson, 5% Duggan, as of the date of the execution of this agreement).

         4. CLOSING.

                  Unless otherwise provided herein, closing of any transaction under this agreement (except as otherwise set forth above in Section 3 above) shall take place within thirty (30) days of the death or termination of employment of a Shareholder, or as soon as practicable after the mailing of the notice required by Section 3 of this agreement, as the case may be (but not later than 30 days after a Remaining Shareholder(s) shall elect to purchase such shares), or upon such other date as the parties shall agree.

The closing shall take place at the office of the Corporation or at such other place as the parties shall agree.

         5. EFFECT OF NONCOMPLIANCE.

                  In the event any purported or attempted transfer of stock does not comply with the provisions of this Agreement, the purported transferee shall not be deemed to be a Shareholder of the Corporation and shall not be entitled to registration of such transfer on the books of the Corporation.

         6. RESTRICTIVE LEGEND.

                  To effectuate this agreement, all the certificates for shares of the stock of the Corporation shall bear the following legend thereon:

                  "The shares represented by this certificate are subject to an agreement dated ____ among ______ and its Shareholders, and they may not transfer or encumber such shares except in accordance with the terms of the agreement. The Corporation will furnish to any of its Shareholders a copy of the agreement upon request and without charge."

         7. SPECIFIC PERFORMANCE.

                  In addition to any other remedies available in law or equity, the parties hereto shall have the right to enforce this Agreement through specific performance of its provisions.

         8. OFFSET OF PURCHASE PRICE BY INDEBTEDNESS.

                  If at any time a Shareholder's interest is being purchased by the corporation hereunder, the selling Shareholder is indebted to the corporation or to other shareholders or other entities such as FLORIDA ADMINISTRATORS, INC. and FACCA-SIF, the amount of the indebtedness shall offset and reduce the purchase price payable by that purchaser to the extent that the amount of
                                       -8-
the indebtedness does not exceed the purchase price; in such event the offset shall be applied to such indebtedness.

         9. CREATION OF SURPLUS.

                  If the Corporation shall not have sufficient surplus to permit it to redeem lawfully the stock required to be purchased by the Corporation, the Corporation, the Shareholders and the personal representative of a deceased Shareholder covenant to vote shares and to take such other measures as may be required to establish a corporation surplus that will allow the redemption of shares under this Agreement, including but not limited to:

                  (a)      reduction of capital;

                  (b)      cancellation of treasury shares;

                  (c)      appraisal of assets at fair market value;

                  (d) pro rata contribution of cash to the Corporation by Shareholders, except the selling Shareholder, in such amounts and at such times as may be required to allow the Corporation to meet its obligations under this agreement.

         10. EXECUTION OF AGREEMENT BY SUBSEQUENT SHAREHOLDERS.

                  No issue or transfer of any shares of the Corporation shall be completed unless and until the holder or transferee has executed a counterpart of this Agreement, which shall be retained as part of the corporate records.
Likewise, when the shares of stock of a shareholder are repurchased by the corporation from such shareholder, such shareholder shall have no further rights under this agreement.

         12.      NOTICE.

                  All notices, demands, requests, offers or responses permitted or required to be given under this agreement shall be deemed sufficient if mailed by registered or certified mail, postage prepaid, addressed to the Shareholder at his address as shown on the records of the Corporation and to the Corporation at its registered address. Any party hereto may change the address to which notices shall be sent by written notice of such new or changed address given to the secretary of the Corporation.

         13. MISCELLANEOUS PROVISIONS.

                  (a) This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

                  (b) The Section headings in this agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this agreement.

                  (c) This agreement shall be binding on and shall operate for the benefit of the parties hereto and their respective heirs and legal representatives. It also shall be binding on any transferee who has received any shares in accordance with the provisions of this agreement and the heirs and legal representatives of that transferee. It shall further be binding on any person to whom any of the stock is transferred in violation of the provisions of this Agreement and the heirs and legal representatives of that person.

                  (d) This agreement contains the entire agreement of the parties hereto, and all prior understandings and agreements, whether written or oral, between the parties are merged into this agreement. This agreement cannot be altered, amended,
                                      -10-
supplemented, modified or terminated except by instrument in writing signed by all of the parties hereto, the proper officers signing on behalf of the Corporation.

                  (e) Should it become necessary for any party to institute legal action to enforce the terms and conditions of this agreement, the successful party shall be awarded a reasonable attorney's fee, which shall include a reasonable attorney's fee for any appellate proceedings, expenses (including any accounting expenses) and costs. Venue for any such action shall be in Palm Beach County, Florida.

                  (f) The invalidity or unenforceability of any particular provision of this agreement shall not affect the other provisions hereof, and this agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

                  (g) This agreement may be signed and executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

                                             COMPENSATION BENEFITS, INC.

/s/ Illegible                                By:/s/ Sam A. Stephens, President
-----------------------------                   --------------------------------
                                                Its

/s/ Mary V. Baldo                            Attest:/s/ Alan N. Duggan
-----------------------------                       ----------------------------
                                                         Secretary


/s/ Illegible                                /s/ SAM A. STEPHENS
----------------------------                 -----------------------------------
                                             SAM A. STEPHENS

/s/ Mary V. Baldo
-----------------------------

/s/ Illegible                                /s/ DALE E. HANSON
------------------------------               -----------------------------------
                                             DALE E. HANSON

/s/ Mary V. Baldo
-----------------------------


/s/ Illegible                                /s/ ALAN N. DUGGAN
------------------------------               -----------------------------------
                                             ALAN N. DUGGAN


/s/ Mary V. Baldo
-----------------------------

                       AMENDMENT TO SHAREHOLDER AGREEMENT

         This Amendment to the Shareholder Agreement dated June 29, 1993, by and among COMPENSATION BENEFITS, INC., a Florida corporation, ("Corporation") and SAM A. STEPHENS, DALE E. HANSON, and ALAN H. DUGGAN, ("Shareholders") is made and entered into this 19th day of December, 1995.

                                    RECITALS

         WHEREAS, the Corporation and the Shareholders entered into the above referenced Shareholder Agreement ("Shareholder Agreement") effective June 29, 1993, and

         WHEREAS, the Corporation is about to become an owner of PINNACLE ASSURANCE CORPORATION, a nonassessable stock insurer (or in the alternative, the owner of a holding company to be formed for the purposes of acquiring ownership of said insurance company) in accordance with the "Plan of Conversion and Recapitalization of PINNACLE ASSURANCE CORPORATION, An Assessable Mutual approved by the Florida Department or Insurance", and

         WHEREAS, in furtherance of said "Plan of Conversion and Recapitalization of PINNACLE ASSURANCE CORPORATION", the Corporation is considering various alternative methods of recapitalization for such purposes, including recapitalization through additional investors or through financing alternatives or otherwise, and

         WHEREAS, in furtherance of said anticipated recapitalization, the Corporation and Shareholders have executed that certain Letter of Intent, a copy of which is attached hereto as Exhibit "A", and

         WHEREAS, as of the date of this Amendment, the Corporation and the Shareholders do not know whether or not a formal contract and closing based upon the terms and provisions of said Letter of Intent will be executed and completed, or whether an alternative source of recapitalization will be utilized, and

         WHEREAS, the Corporation and the Shareholders wish to amend the Shareholder Agreement in order to provide certain provisions for benefits and consideration to the corporation and to the Shareholders in conjunction with said anticipated recapitalization, whichever format is chosen, including, but not limited to a provision for a voting agreement and a voting trust whereby SAM
A. STEPHENS shall have the right to unanimously vote all of the issued and outstanding shares of stock of the Corporation owned by the Shareholders and

         WHEREAS, the Shareholders and the Corporation wish to amend said Shareholder Agreement, to the extent necessary to effectuate the purposes set forth or contemplated herein.

         NOW THEREFORE, for TEN DOLLARS and NO/100 and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged by all signatories hereto. It is agreed as follows:

         1. The above Recitals are incorporated into the terms and provisions of this Agreement as accurately reciting the basis for the execution of this Amendment and the terms and provisions thereof are hereby made part of this Agreement.

         2, Paragraph 1 of the Shareholder Agreement entitled "TERMINATION OF EMPLOYMENT OF SHAREHOLDER OF EARLY WITHDRAWAL" is hereby amended as follows:

         Paragraph 1.(b)(1) is hereby deleted in its entirety and the following shall be substituted in its place:

         "Until this Agreement is terminated by the written consent of all parties hereto, SAM A. STEPHENS shall continue to have an option and right, but not the obligation, to repurchase the stock of a withdrawing or terminated Shareholder in accordance with the terms and provisions of this section. If SAM
A. STEPHENS shall exercise his option to repurchase such shareholder's stock at any time, the purchase price of such stock shall be at the "market" value of such stock if a "market" price had been established by a generally recognized stock exchange: if no much "market" value has been established, then the purchase price shall be appraised value of such stock based upon an appraisal of a qualified person or entity generally recognized in the industry as being qualified to appraise such stock, said appraisal to be performed by an appraiser selected by the Corporation to render an opinion as to the appraised value of the stock."

         Paragraph 1.(c) is hereby deleted in its entirety. New Paragraph 1.(d) is added as follows:

         "All  remaining  terms  and  provisions  of the  Shareholder

Agreement referring to a right of purchase shares of stock on behalf of the Corporation (including but not limited to rights of first refusal and options to repurchase shares of stock in favor of the Corporation) are hereby amended to state that such right of repurchase, right of first refusal, option to repurchase, or other right to purchase shares of stock from a shareholder are now to be solely in favor of SAM A. STEPHENS and not in favor of the Corporation. All such references to the word "Corporation" in such context are hereby deleted and "SAM A. STEPHENS" shall be substituted in place thereof."

         3. The execution of the Letter of Intent (Exhibit "A") and any subsequent formal contract in furtherance thereof by the Shareholders and by the Corporation shall not be deemed in violation of the terms and provisions of the Shareholder Agreement. Furthermore, the Shareholders and the Corporation agree that any other form of recapitalization of the Corporation in furtherance of the "Plan of Conversion and Recapitalization of PINNACLE ASSURANCE CORPORATION, An Assessable Mutual", whether through additional investors, additional capital infusions, loans or otherwise, shall also not be deemed to be a violation of the terms and provisions of the Shareholder Agreement. Moreover, the Shareholders and the Corporation agree that the execution of any such documents in furtherance of such recapitalization and the completion of any transactions contemplated in connection therewith shall not, in any way, be deemed to have activated any notice requirements, or purchase rights, options or any other procedures set forth in said

Agreement (including but not limited to those in Section 3 "Restrictions On Sale Of Stock During Lifetime"). Moreover, the Shareholders and the Corporation hereby further acknowledge and agree that the execution of this Amendment and the transactions contemplated herein are, in part, in furtherance of paragraphs 3.(d)(i), (ii) and (iii) of the Shareholder Agreement in order to demonstrate to the "Investors", as described in Exhibit "A", that the Corporation and all of the Shareholders are in agreement with the proposed transactions contemplated by the Letter of Intent (Exhibit ("A") and the proposed recapitalization of the Corporation in the furtherance of the "Plan of Conversion and Recapitalization of PINNACLE ASSURANCE CORPORATION, An Assessable Mutual". The Shareholders further agree to execute any and all additional agreements and documents as requested by SAM A. STEPHENS to effectuate the closing of the transactions contemplated in said Exhibit "A", or to effectuate any such other form of recapitalization as may be selected by SAM A. STEPHENS. Provided, however, nothing set forth herein, or contemplated hereby, shall, in any way, be deemed to be a waiver of the terms provisions of said paragraphs 3.(d)(i), (ii) and
(iii) of the Shareholder Agreement authorizing and permitting any and all such acts to be taken solely by a majority vote of the issued and outstanding shares of stock of the Corporation, all such terms and provisions are hereby acknowledged and agreed to remain in effect.

         4. The Shareholders hereby further acknowledge and agree that upon the completion of the transactions contemplated by the Letter of Intent (Exhibit "A"), the Shareholders are contemplated to be shareholders in the Delaware corporation to be formed as described in Exhibit "A"; as a result of such transactions, the Corporation may be merged with or held as a subsidiary of said Delaware corporation to be formed or the Corporation may otherwise be restructured in furtherance of said transactions. Notwithstanding such fact, it is hereby specifically agreed by, between and among the Shareholders that the terms and provisions of the Shareholder
Agreement, as modified or amended herein, shall continue in effect between and among the Shareholders upon the formation of the above-described new Delaware corporation to be formed and the Shareholders do hereby agree that they will execute a subsequent Shareholder Agreement with regard to their shares in said new corporation or any other corporation to be formed in conjunction with such recapitalization, said Shareholder Agreement shall contain the same terms and provisions as the Shareholder Agreement, as amended herein.

         5. The Shareholders further hereby agree that they will vote their shares of the Corporation, (and their shares of the new Delaware corporation to be formed or any other corporation to be formed in conjunction with such recapitalization) on any matter presented to the shareholders of the Corporation for a vote, as they are directed, in writing, by SAM A. STEPHENS, so long as he shall remain a Shareholder of the Corporation, or of the new Delaware corporation or any such other corporation to be formed in conjunction with the recapitalization described above. In the event that a Shareholder(s) holding a minority of the issued and outstanding stock of the Corporation (or of the new Delaware or other corporation to be formed) shall refuse to vote his shares of stock as directed in writing by SAM
A. STEPHENS, then and in such event, it is hereby agreed that SAM A. STEPHENS shall be deemed to have, and is hereby given, an irrevocable power of attorney coupled with an interest to vote the shares of stock of such minority Shareholder(s) on any matter presented to the shareholders of the Corporation for a vote. Thin provision is intended to be a binding and enforceable voting agreement pursuant to Florida Statutes 607.0731 and any comparable Delaware law, and this provision shall be specifically enforceable as provided in said statute. Moreover, upon the written request of SAM A. STEPHENS, the Shareholders hereby agree that they will execute and enter into a voting trust in the form attached as Exhibit B.

         6. At such time as the Shareholders shall become shareholders in the above-described proposed new Delaware corporation to be formed, the Shareholders shall execute a shareholder agreement, as permitted under the laws of the State of Delaware, which will contain the same terms and provisions of the Shareholder's Agreement, as amended hereby, and which will continue in effect the voting agreement set forth in the preceding paragraph as between and among the Shareholders including their stock in said new corporation. This provision shall be deemed specifically enforceable in a court of equity. Moreover, upon the written request of SAM A. STEPHENS, the Shareholders hereby agree that they will execute and enter into a voting trust in the form attached hereto as Exhibit "B" with regard to said Delaware corporation. In the event that any Shareholder(s) shall then refuse to execute such voting trust with regard to his shares of stock in said proposed successor Delaware corporation to be formed, SAM A. STEPHENS, so long as he is a Shareholder of the Corporation or of the Delaware corporation to be formed, shall be deemed to have and is hereby authorized by all other Shareholders, and is hereby given by them, an irrevocable power of attorney coupled with an interest, to execute the voting trust on behalf of all shareholders, to vote the shares of stock of the minority shareholder(s) on any matter presented to the shareholders of such corporation for a vote, and to deliver a copy of this provision to the Delaware corporation which is to be formed and to require its enforcement under the laws of said state.

         7. The voting agreement, or voting trust, whichever applicable, with regard to the proposed successor Delaware corporation to be formed shall be in accordance with Delaware law and any provision set forth herein which is not in compliance therewith shall be deemed modified so as to be in compliance with such laws. If any portion of this Agreement is not enforceable under applicable law, all remaining portions shall still be enforceable to the extent permitted by applicable law.

         8. The Shareholders hereby agree that the terms and provisions of this Amendment, including paragraphs 5 and 6 above with regard to the voting agreement and voting trust in favor of

SAM A. STEPHENS, shall remain in full force and effect with regard to all matters which are presented to the Shareholders of the Corporation for a vote subsequent to the execution of this Amendment, regardless of whether the transaction described in or contemplated by the Letter of Intent (Exhibit "A") is completed and closed. Moreover, without in any way limiting the foregoing statement, such voting provisions shall be deemed to authorize SAM A. STEPHENS to vote all of the issued and outstanding shares of stock of the Corporation owned by the Shareholders in making further decisions which may be presented to the Shareholders of the Corporation for a vote with regard to the recapitalization of FLORIDA ADMINISTRATORS, INC., or PINNACLE ASSURANCE CORPORATION as contemplated by or in furtherance of the "Plan Of Conversion and Recapitalization of PINNACLE INSURANCE CORPORATION" as approved by the Florida Department of Insurance, regardless of whether such recapitalization is to be completed in accordance with the terms and provisions of the Letter of Intent (Exhibit "A"), or through other investors (if the transaction described in said Letter of Intent does not close) or through loan transactions or otherwise.

         9. This Amendment to Shareholder Agreement shall be binding upon the heirs, personal representatives, estates, successors and assigns of the Shareholders. Moreover, SAM A. STEPHENS shall be fully authorized to transfer his shares of stock in the Corporation (or in the Delaware corporation to be formed) to a revocable trust for estate planning purposes, and such transfer shall not be deemed to be in violation of this Amendment or in violation of the Shareholder Agreement. Moreover, the personal representative, trustee or legal representative, whichever may then be applicable, of SAM A. STEPHENS shall be deemed fully authorized to vote the shares of the Shareholders in accordance with the terms and provisions of paragraphs 5, 6 and 8 above in the same manner and with the same force and effect as SAM A. STEPHENS under the terms and provisions of said paragraphs. Said personal representative, trustee or legal representative, whichever may be applicable, shall have all voting rights given, assigned or delegated to SAM A. STEPHENS hereunder.

         10. The Shareholder Agreement, except as specifically modified or amended hereby shall remain in full force and effect. In the event of a conflict between the terms and provisions of the Shareholder Agreement and this Amendment, the terms and provisions of this Amendment shall prevail.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                              COMPENSATION BENEFITS, INC.


/s/ Fred R. Lowe                              By:/s/ Sam A. Stephens, President
---------------------------------                -------------------------------
Print Name:                                            Its


---------------------------------
Print Name:

                                              Attest:/s/ Dale E. Hanson
                                                     ---------------------------
                                                     Secretary

/s/ Fred R. Lowe                              /s/ SAM A. STEPHENS
---------------------------------             ----------------------------------
Print Name:                                   SAM A. STEPHENS


--------------------------------
Print Name:
                                      -10-

/S/ Fred R. Lowe                              /s/ Dale E. Hanson
--------------------------------              ----------------------------------
Print Name:                                   DALE E. HANSON


-------------------------------
Print Name:



/S/ Fred R. Lowe                              /s/ Alan N. Duggan
--------------------------------              ----------------------------------
Print Name:                                   ALAN N. DUGGAN


-------------------------------
Print Name:

                    AMENDMENT NO. 2 TO SHAREHOLDER AGREEMENT


                  This Amendment No. 2 (the "Second Amendment") to the Shareholder Agreement dated June 29, 1993 (the "Original Agreement"), by and among COMPENSATION BENEFITS, INC., a Florida corporation ("Corporation"), AMCOMP INCORPORATED, a Delaware corporation ("AmComp"), SAM A. STEPHENS ("Stephens"), DALE E. HANSON ("Hanson"), ALAN N. DUGGAN ("Duggan") and FRED R. LOWE ("Lowe," and, together with Stephens, Hanson and Duggan, the "Shareholders") is made and entered into as of July 8, 1996.

                                    RECITALS

                  WHEREAS, the Corporation, Stephens, Hanson and Duggan entered into the Original Agreement, effective June 29, 1993; and

                  WHEREAS, the Corporation, Stephens, Hanson and Duggan first amended the Original Agreement on December 19, 1995 (the "First Amendment"); and

                  WHEREAS, the Corporation and the Shareholders wish to further amend the Original Agreement (as amended by the First Amendment and the Second Amendment, the "Agreement"); and

                  WHEREAS, by Stock Purchase Agreement of even date herewith, Lowe is acquiring from the other Shareholders shares of AmComp, the Delaware corporation referred to in Paragraph 4 of the First Amendment; and

                  WHEREAS, the Shareholders other than Lowe have previously agreed that the Agreement shall be applicable to AmComp and to the authorized shares of AmComp (the "AmComp Shares"); and

                  WHEREAS, the Shareholders other than Lowe are parties to that certain Securities Purchase and Asset Transfer Agreement among AmComp, Florida Administrators, Inc., Stephens, Hanson, Duggan and the Purchasers named therein dated as of January 26, 1996 (the "Securities Purchase Agreement").

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, it is agreed as follows:

                  1. The above Recitals are incorporated into the terms and provisions of the Agreement as accurately reciting the basis for the execution of this Second Amendment and the terms and provisions thereof are hereby made part of the Agreement.

                  2. Lowe is hereby joined as a party to the Agreement as a Shareholder for all purposes thereof.

                  3. Each of the Shareholders expressly affirms (i) the applicability of the Agreement to AmComp and to the AmComp Shares; and (ii) the intention of the Shareholders to negotiate, execute and deliver a successor agreement to the Agreement (the "Successor Agreement"). Unless and until the Successor Agreement shall have been executed and delivered by AmComp and the Shareholders, the Agreement shall remain in full force and effect in accordance with its terms.

                  4. In the event that pursuant to Article VII of the Securities Purchase Agreement, the Shareholders, or any of them, become obligated to indemnify the Purchasers for any Taxes or Damages (as those terms are defined in the Securities Purchase Agreement), the aggregate amount of such Taxes or Damages shall be borne by the Shareholders in the following proportions:

                           Stephens   - 86.67%
                           Hanson     -  5.96%
                           Duggan     -  1.49%
                           Lowe       -  5.88%

provided, however, that in no event shall Hanson or Duggan be liable pursuant to the Securities Purchase Agreement and hereunder for an amount in excess of the amount provided for in Section 7.06 of the Securities Purchase Agreement; and provided, further, that in no event shall Lowe be liable pursuant to the Securities Purchase Agreement and hereunder for an amount in excess of that amount for which he would have been liable pursuant to the Securities Purchase Agreement had he been a party thereto as a Founder and had his liability thereunder been limited in the same manner as that of Hanson and Duggan. To the extent that any Shareholder shall have paid in excess of his proportionate share of such Damages, the other Shareholders shall promptly upon demand by him reimburse him such proportion of such excess as shall result in each Shareholder bearing the respective proportions of such Damages set forth above.

                  5. Paragraph 13(a) of the Original Agreement is amended in its entirety to read as follows:

                  "This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, except that body of law relating to choice of laws."

                  6. Except as specifically modified or amended hereby, the Original Agreement, as amended by the First Amendment, shall remain in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.


                                             COMPENSATION BENEFITS, INC.



                                             By: /s/ Sam A. Stephens
                                                -------------------------
                                                Name:
                                                Title:


                                             AMCOMP INCORPORATED

                                             By:/s/ Sam A. Stephens
                                                -------------------------
                                                Name:
                                                Title:


                                             /s/ Sam A. Stephens
                                             -----------------------------------
                                             SAM A. STEPHENS



                                             /s/ Dale E. Hanson
                                             -----------------------------------
                                             DALE E. HANSON



                                             /s/ Alan N. Duggan
                                             -----------------------------------
                                             ALAN N. DUGGAN


                                             /s/ Fred R. Lowe
                                             -----------------------------------
                                             FRED R. LOWE